SCHEDULE 14A
                                 (Rule 14 a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary proxy statement

[ ]      Confidential for use of the commission only
         (as permitted by Rule 14a-6(e)(2))

[X]      Definitive proxy statement

[ ]      Definitive Additional Materials

[ ]      Soliciting material pursuant to Rule 14a-12


                                SEARCHHELP, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

                  (1) Title of each class of securities to which transaction applies:

                  (2) Aggregate number of securities to which transactions applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set for the amount on which the filing fee is calculated and state how it was determined):

                  (4)      Proposed maximum aggregate value of transaction:

                  (5)      Total fee paid:

         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount previously paid:

                  (2) Form, Schedule or Registration Statement No.:

                  (3) Filing Party:

                  (4) Date Filed:

                                SEARCHHELP, INC.
                               1055 Stewart Avenue
                            Bethpage, New York 11714
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 August 16, 2004
                              ---------------------

     The Annual Meeting of Stockholders of SearchHelp, Inc. (the "Company") will be held at SearchHelp's corporate office, 1055 Stewart Avenue, Bethpage, New York on Monday, August 16, 2004, at 10:00 a.m. local time for the following purposes:

     1. To elect four directors to hold office for a term of one year, until their successors have been elected and qualified.

     2. To act upon a proposal to ratify the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on June 30, 2004 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available at the Annual Meeting for examination by any stockholder. During the ten days prior to the Annual Meeting, the list may be inspected by any stockholder, for any purpose germane to the Annual Meeting, during usual business hours at the offices of the Company's counsel, Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York 10022.

          Your attention is drawn to the accompanying Proxy Statement.

                                             By Order of the Board of Directors,


                                             /s/  WILLIAM BOZSNYAK
                                             -----------------------------------
                                             William Bozsnyak
                                             CHIEF EXECUTIVE OFFICER


July 15, 2004
Bethpage, New York

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

                                SEARCHHELP, INC.
                               1055 Stewart Avenue
                            Bethpage, New York 11714
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, par value $.0001 per share (the "Common Stock"), of SearchHelp, Inc., a Delaware corporation (the "Company"), commencing on or about July 15, 2004, in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the 2003 Annual Meeting of Stockholders (the "Meeting") to be held on Monday, August 16, 2004 at 10:00 a.m. local time at the Company's corporate office, 1055 Stewart Avenue, Bethpage, New York.

Proxies in the form enclosed are solicited by the Board for use at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the election of management's nominees as directors, (2) for ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year, and (3) if other matters properly come before the Meeting, in the discretion of either of the persons named in the proxy. The proxy may be revoked by a properly executed writing of the stockholder delivered to the Company's Chairman of the Board or Secretary before the Meeting, or by the stockholder at the Meeting before it is voted.

The Board has fixed the close of business on June 30, 2004 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting. On that date, there were 27,169,000 shares of Common Stock outstanding and entitled to vote. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. Stockholders are not entitled to vote cumulatively in the election of directors.

As required under Section 231 of the Delaware General Corporation Law (the "DGCL"), the Company will, in advance of the Meeting, appoint one or more Inspectors of Election to conduct the vote of the Meeting. The Company may designate one or more persons as alternate Inspectors of Election to replace any Inspector of Election who fails to act. If no Inspector or alternate Inspector is able to act at the Meeting, the person presiding at the Meeting will appoint one or more Inspectors of Election. Each Inspector of Election before entering the discharge of his duties shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality. The Inspectors of Election will (i) ascertain the number of shares of Common Stock outstanding as of the record date, (ii) determine the number of shares of Common Stock present or represented by proxy at the Meeting and the validity of the proxies and ballots,

(iii) count all votes and ballots, and (iv) certify the determination of the number of shares of Common Stock present in person or represented by proxy at the Meeting and the count of all votes and ballots.

The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. Under Section 216 of the DGCL, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of (i) a plurality of the shares of Common Stock present or represented at the Meeting is required to elect management's nominees as directors; (ii) a majority of the shares of Common Stock present or represented at the Meeting is required to approve the selection by the Board of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year.

                                    DIRECTORS

Set forth below is certain information concerning the incumbent directors of the Company, all of whom have been nominated by the Board of Directors for reelection at the Meeting.

                                                                                                         YEAR
NAME                         AGE                              POSITION                              BEGAN SERVICE
----                         ---                              --------                              -------------

William Bozsnyak              43     Chairman  of  the  Board  of  Directors   Chief   Executive         2001
                                     Officer, Vice President and Treasurer

Debbie Seaman                 45     Director, President and Secretary                                   2001

Joel San Antonio              51     Director                                                            2001

Joseph Carrizzo               47     Director                                                            2001

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

The Certificate of Incorporation, as amended, and By-Laws, as amended, of the Company provide that the directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his or her successor shall be elected and shall qualify.

The Board of Directors has selected, and will cause to be nominated at the Meeting, all four of the incumbent directors for re-election, to hold office until the 2004 Annual Meeting and until their successors shall have been duly elected and qualified. Assuming that a quorum of stockholders is present at the Meeting in person or by proxy, such directors will be elected by a plurality of the votes cast at the Meeting.

The persons named on the enclosed proxy card or their substitutes will vote all of the shares that they represent for the nominees listed below unless instructed otherwise on the proxy card. If any nominee should be unavailable to stand for election, the persons named on the proxy card or their substitutes may vote for a substitute or substitutes designated by the Board of Directors. At the date of this Proxy Statement, the Board of Directors has no reason to believe that any nominee listed below will be unable to stand for election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS.

BIOGRAPHIES

The business experience of each of the Company's directors and nominees for election to the Board of Directors is as follows:

     WILLIAM BOZSNYAK has served as the Chief Executive Officer, Treasurer and Chairman of the Board of the Company since its inception in January 2001 and became its Chief Financial Officer and Vice President in September 2002. Mr. Bozsnyak served as Chief Financial Officer until April 2004 and as President until September 2002. In 1998, Mr. Bozsnyak created a local portal that focused on small businesses whose needs were not being met on a national level. This portal ultimately became the Company. Prior thereto, Mr. Bozsnyak had worked in the financial services industry, having joined J.P. Morgan Securities Inc. in 1982 and become a vice president in its Institutional Fixed Income Sales Department. In 1993, Mr. Bozsnyak left Morgan to join UBS Securities Inc. (Union Bank of Switzerland) where he remained until 1998. He was a vice president in its Global Fixed Income Department and sold U.S. fixed income securities to major institutional U.S. firms. Mr. Bozsnyak graduated in 1982 from the New York Institute of Technology with a B.S. degree in Business Administration and a minor in Finance.

     DEBBIE SEAMAN has served as a Director and Secretary of the Company since its inception and has been President since September 2002. Before September 2002 she had served as Vice President. Ms. Seaman has, since 1987, been an independent consultant to small and medium sized construction, law, marketing, publishing, politics and travel companies. In this capacity, Ms. Seaman works as a strategist to increase the value of the companies as a whole, while also helping management and staff foster improved performance and cooperation. Ms. Seaman continues to provide consulting services on a part-time basis. She has also worked for numerous nonprofit organizations such as the National Multiple Sclerosis Society, Nassau/Suffolk Law Services, NYS Youth Bureaus, Surrogate's Court and North Shore Child & Family Guidance Center where her responsibilities included departmental administration, policy and program development, community project organizing, public speaking, grant writing and clinical practice. Ms. Seaman received her Bachelors degree from State University College and her Masters degree in Social Work from Virginia Commonwealth University in 1981. In 2000, Ms. Seaman was awarded the Outstanding Community Leadership Award from the National Multiple Sclerosis Society, Long Island Chapter.

     JOEL SAN ANTONIO has been a Director of SearchHelp, Inc. since September 2001 and has served on the Company's Audit Committee and Compensation Committee since their formation. Mr. San Antonio began his career as co-founder of a sportswear manufacturer in the women's fashion industry. In 1983, Mr. San Antonio and his partner exited the fashion industry and founded Warrantech Corporation, a third party administrator of service contracts and extended warranty programs. The Company went public in 1984 and in September 1997 was recognized by Fortune Magazine as one of the "100 Fastest Growing Companies in America". Today, Mr. San Antonio serves as Chairman of the Board and Chief Executive Officer of Warrantech Corporation. Since December 1999, Mr. San Antonio serves as Chairman of the Board of MedStrong International Corporation, a public company that transports medical records over the internet and as Chairman of the Board of Marc Pharmaceuticals, Inc., a pharmaceutical company focusing on the development and commercialization of innovative products for the treatment of cancer and other diseases.

     JOSEPH CARRIZZO has served as a Director of the Company since its inception and has served on the Company's Audit Committee and Compensation Committee since their formation. Mr. Carrizzo began his career in 1983 at Lehman Brothers in the corporate bond department where he became a senior level medium term note trader. In 1995, he left Lehman to become an independent distributor of personal care and anti-aging products. His business now includes the distribution of technology and telecom services and on-line products.

OTHER EXECUTIVE OFFICERS

     NOEL C. BONILLA ESQ., 46, has been the Company's Chief Financial Officer since April, 2004 and has severed on the Company's Advisory Board since January 2000. Mr. Bonilla is an attorney in private practice. From November 1999 until July 2001 he was at the law firm Meltzer, Lippe, Goldstein & Schlissel, LLP. Mr. Bonilla attended Howard University and earned a Bachelors of Business Administration degree in Accounting. Mr. Bonilla was and accountant for the accounting firm of Ernst & Whinney, where he specialized in small business auditing and consulting. Mr. Bonilla a founder and President of the Central Islip Main Street Alliance, Treasurer of the Central Islip Civic Council, Treasurer of the Suffolk County Hispanic Bar Association and former Treasurer of the Practicing Attorneys for Law Students Program, Inc.

     ERIC ELGAR, 45, has been the Chief Technology Officer since April 2004 . Mr. Elgar attended the New York University Stern School of Business in 1982, where he received a Bachelor of Science degree in information systems and market research. From September 2001 to August 2003, Mr. Elgar acted as Chief Technical Officer for Digital Online Network, Inc. In 1996 through August of 2001, he was Group Managing Director of Online Technology and was also part of CMP Media Speakers Bureau. He has been a spokesperson for the publication at numerous industry events conferences, on National Public Radio and on PSEUDO Online Internet Radio. Mr. Elgar founded E2TechLabs.com LLC in 2003 which specializes in Quality Assurance (QA) for software applications, Web sites and complex infrastructures

DIRECTOR COMPENSATION

Directors who are employees of the Company do not receive any fees for their service on the Board. During fiscal year 2003, the Board of Directors did not receive compensation. However, in fiscal year 2004, each non-employee Director received an option to purchase 10,000 shares of the Company's common stock at a purchase price of $ .70 per share. The exercise price was determined by taking the midpoint between the bid and ask price of the Company's common stock on the date of grant.

FUNCTIONS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Directors. It establishes fundamental corporate policies and authorizes various types of significant transactions but is not involved in day-to-day operational decisions. Directors do not receive any compensation for attending meetings of the Board or any committee thereof. The Board of Directors had two meetings in 2003, and acted by unanimous consent on other occasions.

The Company has an Audit Committee and a Compensation Committee, each of which was formed in January 2002, with the responsibilities described below.

The Company does not have a nominating committee or a committee performing similar functions, and, accordingly does not have a committee charter. The entire Board of Directors of the Company participates in the consideration of director nominees, therefore, fulfilling the role of a nominating committee. The Board believes that its current size does not necessitate a separate nominating committee. Each Board member can recommend nominees to the full Board and participate in the consideration of the nominees. The Board generally identifies nominees as a result of recommendations by directors and management.


The Board does not believe that it is in the Company's best interests to establish rigid criteria for the selection of prospective nominees inasmuch as the needs of the Company change over time. Accordingly, the selection of prospective nominees is based on skills relevant to the issues the Company faces at the time of nomination. However, there are certain general attributes that the Board believes all prospective nominees must possess, including, a commitment to ethics and integrity; a commitment to personal and organizational accountability; a history of achievement; and an ability to take tough positions while, at the same time, being respectful of the opinions of others and working collaboratively.


The Board evaluates all prospective nominees in the same manner. It considers various factors, including, but not limited to: the information submitted with the nomination, each director's own knowledge of the prospective nominee, the current size and composition of the Board, any anticipated vacancies on the Board; and the qualifications then established by the Board. The Board may also decide to interview the candidate.

The members of the AUDIT COMMITTEE are Joel San Antonio and Joseph Carrizzo. The Audit Committee acts under a charter approved by the Board on April 2, 2003. It is responsible for overseeing the Company's accounting policies and practices, financial reporting, and internal auditing and financial controls. It is also responsible for reporting to the Board of Directors about these matters and maintaining a direct exchange of information between the Board and the Company's independent auditors. The Audit Committee met two times during 2003 since it was not formed until 2003 after the Company became a public company. The Report of the Audit Committee appears on page 11.

The members of the COMPENSATION COMMITTEE are Joel San Antonio and Joseph Carrizzo. The Compensation Committee must approve the salary of each of the Company's officers over a specified amount and is responsible for reviewing, and making recommendations to management, concerning the general policies and practices of the Company and its subsidiaries with respect to compensation and employee benefits. The Compensation Committee also met two times during 2003.

SECTION 16(A) REPORTING UNDER THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's common stock (the "reporting persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading and to furnish the Company with copies of all Section 16(a) reports filed.

The Company has reviewed copies of the Section 16(a) reports filed for the year ended December 31, 2003 and written representations from its reporting persons that no delinquent Form 3 holdings or Form 4 transactions were required to be reported on Form 5 for the year ended December 31, 2003. Based solely on this review, the Company believes that all reporting requirements applicable to them were complied with for the year ended December 31, 2003.

OWNERSHIP OF SHARES

The table sets forth, as of June 30, 2004, the beneficial ownership of the Company's common stock by members of the Board of Directors, by each of the executive officers and by the Board of Directors and executive officers as a group.

                                                                  Shares Beneficially Owned (1) (2)
                                                                  ---------------------------------
Name and Address of Beneficial Owner                                A. Number          A. Percent
------------------------------------                               -----------         -----------

 William Bozsnyak (3)                                              3,477,685                12.8%
 Debbie Seaman (4)                                                 3,139,225                11.5%
 Joel San Antonio (5)                                              5,500,000                20.2%
 Joseph Carrizzo (6) (7)                                             250,000                 1.0%

 All current directors and executive officers of
 SearchHelp as a group (4 persons)                                12,366,910                45.5%


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

(2) The number and percentage of shares beneficially owned are based on 27,169,000 shares of common stock issued and outstanding as of June 30, 2004.

None of the above listed people have options to acquire beneficial ownership of shares of the Company's common stock that are exercisable within 60 days after the date of this Proxy Statement.

(3) Mr. Bozsnyak's address is c/o SearchHelp, Inc., 1055 Stewart Avenue, Bethpage, New York, 11714.

(4) Ms. Seaman's address is c/o SearchHelp, Inc., 1055 Stewart Avenue, Bethpage, New York, 11714.

(5) Mr. San Antonio's address is c/o Warrantech Corporation, 350 Bedford Street, Stamford, Connecticut 06901.

(6) Mr. Carrizzo's address is 35 Marie Drive, Huntington, New York 11743.

(7) Mr. Carrizzo, was issued an option to purchase 750,000 shares of common stock at a purchase price of $.25 per share on December 30, 2003, for business and marketing services rendered by him to the Company. The option was issued on March 12, 2004.

(1) Executive Compensation

                                     Annual Compensation             Long-term Compensation Awards
             Name                 Salary($)        Bonus($)         Securities Underlying Options ($)
             ----                 ---------        --------         ---------------------------------

William Bozsnyak                      (1)            (2)                        200,000 (3)
 Chief Executive Officer,
Vice President and Treasurer

Debbie Seaman                        (4)             (2)                        200,000 (3)
President and Secretary

Noel C. Bonilla                  24,000 (5)          (2)                         70,000 (6)
Chief Financial Officer

Eric Elgar                      100,000              (2)                        150,000 (7)
Chief Technical Officer

(1) Mr. Bozsnyak entered into an employment agreement with the Company which provided that he receives an $80,000 salary if $2.4M of funds were raised in the Company's initial public offering. Since this milestone was not met, Mr. Bozsnyak has not been receiving a salary. In January 2004, Mr. Bozsnyak began to accrue his salary until the Company has sufficient funds to pay him.

(2) An incentive bonus to be determined prior to commencement of each year determined by the Compensation Committee.

(3) Mr. Bozsnyak and Ms. Seaman were not awarded a bonus in 2003. In 2004, both Mr. Bozsnyak and Ms. Seaman were each granted under the Company's 2004 Stock Plan an option to purchase 60,000 shares of the Company's common stock, at a purchase price of $ .77 per share. The exercise price was determined by taking the midpoint between the bid and ask price of the Company's common stock on the date of grant.

(4) During the year ended December 31, 2003, Ms. Seaman received a total of $21,592 as her annual salary. Since July 24, 2003, Ms. Seaman has been receiving $3,000 per month until the last payroll in December where she began receiving an annual salary of $70,000.

(5) As of April 1, 2004, Mr. Bonilla began to receive an annual salary $24,000. $1,000 per month is being paid currently and $1,000 per month is being deferred until the Company has sufficient funds to pay Mr. Bonilla.

(6) Mr. Bonilla received an option under the Company's 2004 Stock Plan to purchase 70,000 shares of the Company's common stock at a purchase price of $.47 per share.17,500 shares will vest over the next four years, beginning on March 18, 2004.

(7) Mr. Elgar received an option to purchase 150,000 shares of the Company's common stock at a purchase price of $.47 per share. These options will fully vest on April 1, 2005.

EMPLOYMENT AGREEMENTS

In March 2000, William Bozsnyak and Debbie Seaman each entered into a three-year employment agreement with E-Com Marketing Group, Inc., a predecessor of the Company. Pursuant to their respective agreements, Mr. Bozsnyak became Chief Executive Officer, President and Treasurer of the Company and Ms. Seaman became Vice President and Secretary. In December 2003, both employment contracts were renewed for a three-year term. Both agreements will be extended automatically each year unless notice of non-renewal is received by either the Company or the employee.

Mr. Bozsnyak's agreement provides for a base salary of $80,000, commencing on date of completion of the Company's initial public offering with gross proceeds of at least $2,400,000. Mr. Bozsnyak began accruing his $80,000 salary as of January 1, 2004.

Ms. Seaman's agreement, as amended, provides for a base salary of $70,000, commencing on date of completion of the Company's initial public offering with gross proceeds of at least $2,400,000, and a salary of $36,000 during the period commencing upon the Company raising in excess of $1,000,000 in its public offering. Ms. Seaman began taking an annual salary of $70,000 in December 2003.

Both Mr. Bozsnyak and Ms. Seaman are entitled to receive at least 5% increases in their salaries annually. They will also receive incentive bonuses to be determined prior to the commencement of each year if they satisfy criteria to be established by the Compensation Committee. With the approval of the Company's 2004 Stock Plan, each of them will be granted options to purchase up to $200,000 worth of the Company's common stock at a price equal to the midpoint between the bid and ask price of a share of common stock on the date of the grant. On May 21, 2004 they were both granted an option to purchase 60,000 shares of the Company's common stock at an exercise price of $0.77 per share.

On March 18, 2004 the Company entered into an employment agreement with Noel C. Bonilla to be the Company's part time Chief Financial Officer effective April 1, 2004. The employment agreement provides for an annual salary of $24,000, $1,000 to be paid currently and $1,000 to be deferred until the Company has sufficient funds to pay Mr. Bonilla. Mr. Bonilla also has been granted an option to purchase 70,000 common shares of the Company's common stock under our 2004 Stock Plan at a purchase price of $ .47 per share. 17,500 shares will vest over the next four years, beginning on March 18, 2004. The agreement will be automatically extended each year unless notice is received by either employee or us.


On March 18, 2004 the Company entered into an employment agreement with Eric Elgar to be our Chief Technical Officer, effective April 1, 2004. The agreement provides for an annual salary of $100,000. Under the agreement, Mr. Elgar is guaranteed employment for at least six months. In addition he also has been granted an option to purchase 150,000 shares of the Company's common stock under the Company's 2004 Stock Plan at a purchase price of $ .47 per share. These shares will vest on April 1, 2005. The agreement will be automatically extended each year unless notice is received by either employee or us.


CERTAIN TRANSACTIONS

Mr. Carrizzo, was issued an option to purchase 750,000 shares of common stock at $.25 per share on December 30, 2003, for business and marketing services rendered by him to the Company. The option was issued on March 12, 2004


                          REPORT OF THE AUDIT COMMITTEE

THE  FOLLOWING  REPORT  OF  THE  AUDIT  COMMITTEE  SHALL  NOT  BE  DEEMED  TO BE
"SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL THIS REPORT BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal controls. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's 2003 Annual Report with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America. The

Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee met two times during fiscal year 2003.

     In 2004, the Committee reviewed the 10-KSB and discussed their judgments as to the quality and acceptability of the Company's accounting principles. In addition, the Committee received from the independent auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No.1 and discussed with them the auditors' independence from the Company and its management. In this connection, the Committee considered the compatibility of non-audit services provided to the Company by the auditors with the auditors' independence. The Committee and the auditors also discussed the overall scope and plans for their respective audits and such other matters as are required to be discussed by them under auditing standards generally accepted in the United States of America and by the Independence Standards Board, including the matters covered in Statement on Auditing Standards No.61.

     In reliance on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission. The Board approved this recommendation. The Committee and the Board also appointed, subject to shareholder approval, the Company's independent auditors for fiscal year 2004.


                                 AUDIT COMMITTEE
                        Joel San Antonio and Joe Carrizzo



                                 PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has selected Weinick Sanders Leventhal & Co., LLP ("Weinick") to serve as the Company's independent auditors for the fiscal year ending December 31, 2004. Although it is not required to do so, the Board is submitting its selection of Weinick for ratification at the Meeting in order to ascertain the views of the stockholders regarding such selection. Weinick has served as the Company's independent public accountants since their appointment by the Board of Directors in January 2000.

It is expected that representatives of Weinick will be present at the annual meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

SCOPE OF SERVICES

During fiscal 2003, the Company did not engage Weinick for any of the followings services: (a) bookkeeping or other services related to the accounting records or financial statements; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; and (h) legal services and expert services unrelated to the audit.

The Audit Committee of the Company has approved the nature and extent of all services provided by Weinick and considered that the fees charged by Weinick (see "Audit Fees" and "Tax Fees") would not impair its independence.

AUDIT FEES

Weinick's audit services included the examination of the Company's annual consolidated financial statements for fiscal 2003 and the reviews of the consolidated financial statements. The aggregate fee for professional services rendered by Weinick during fiscal year 2003 was $30,000.00.


The Board of Directors recommends a vote "FOR" the ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors.


                              SOLICITATION EXPENSES

The costs of this solicitation will be paid by the Company. Proxies will be solicited principally by mail, but some telephone, telegraph or personal solicitations of stockholders may be made. Officers or employees of the Company who make or assist in such solicitations will receive no additional compensation for doing so. The Company will request brokers, banks and other custodians and fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy solicitation materials to the beneficial owners of the shares, and the Company will reimburse them for their reasonable expenses incurred in doing so.


                              STOCKHOLDER PROPOSALS

Stockholder proposals for presentation at the Company's next Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than February 1, 2005.


                                  ANNUAL REPORT

Concurrently with the mailing of these Proxy Materials, the Company is mailing a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2003. Such Annual Report is not to be regarded as proxy solicitation material.

Upon written request by a stockholder entitled to vote at the 2003 Annual Meeting, the Company will furnish that person without charge with a copy of the Form 10-K Annual Report for 2003 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. If the person requesting the report was not a stockholder of record on June 30, 2004, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company's common stock at the close of business on such date. Requests should be addressed to SearchHelp, Inc., 1055 Stewart Avenue, Bethpage, New York, 11714.


                                 OTHER BUSINESS

Management does not know of any matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the Proxies will be voted by the persons named therein in accordance with their judgment on such matters.


                                             By Order of the Board of Directors,

                                             /S/ WILLIAM BOZSNYAK
                                             -----------------------------------
                                             William Bozsnyak
                                             Chief Executive Officer



Dated:  July 15, 2004